UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

EXPRO GROUP HOLDINGS N.V.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! EXPRO GROUP HOLDINGS N.V. 2023 Annual Meeting Vote by May 23, 2023 11:59 PM ET EXPRO GROUP HOLDINGS N.V. (INCORPORATED IN THE NETHERLANDS) 1311 BROADFIELD BLVD., SUITE 400 HOUSTON, TEXAS 77084 V00417-P90294-P90295 You invested in EXPRO GROUP HOLDINGS N.V. and it’s time to vote! You have the right to vote on the nominees and other proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 24, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report including Form 10-K online at www.ProxyVote.com or scan the QR Barcode below OR you can receive a free paper or email copy of the proxy material(s) by requesting them prior to May 10, 2023. If you would like to request a copy of the proxy material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 24, 2023 4:00 P.M. Central European Time Van Campen Liem J.J. Viottastraat 52, 1071 JT Amsterdam, The Netherlands *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.ProxyVote.com or easily request a paper or emailed copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to obtain proxy materials and vote on these important matters. Board Voting Items Recommends 1. Election of Directors Nominees: 1a. Michael C. Kearney For 1b. Michael Jardon For 1c. Eitan Arbeter For 1d. Robert W. Drummond For 1e. Alan Schrager For 1f. Lisa L. Troe For 1g. Brian Truelove For 1h. Frances M. Vallejo For 1i. Eileen G. Whelley For 2. To approve on a non-binding advisory basis the compensation of the Company’s named executive officers for the year ended December 31, 2022; For 3. To review the annual report for the fiscal year ended December 31, 2022, including the paragraph relating to corporate governance, to confirm and ratify the preparation of the Company’s statutory annual accounts and annual report in the For English language and to confirm and adopt the annual accounts for the fiscal year ended December 31, 2022; 4. To discharge the members of the Board from liability in respect of the exercise of their duties during the fiscal year ended December 31, 2022; For 5. To appoint Deloitte Accountants B.V. as the Company’s auditor who will audit the Dutch statutory annual accounts of the Company for the fiscal year ending December 31, 2023, as required by Dutch law; For 6. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm to audit the Company’s U.S. GAAP financial statements for the fiscal year ending December 31, 2023; For 7. To authorize the Company’s Board to repurchase shares up to 10% of the issued share capital, for any legal purpose, through the stock exchange or in a private purchase transaction, at a price between $0.01 and 105% of the market price on the New York Stock Exchange, and during a period of 18 months starting from the date of the 2023 annual For meeting; 8. To authorize the Board to issue shares up to 20% of the issued share capital as of the date of the Annual Meeting, for any legal purpose, at the stock exchange or in a private purchase transaction, and during a period of 18 months For starting from the date of the 2023 annual meeting. The authorization also includes the authority to restrict or exclude pre-emptive rights upon an issue of shares; and 9. To adopt the Company’s 2023 Employee Stock Purchase Plan. For NOTE: Such other business as may properly come before the annual meeting or any adjournment or postponement thereof shall be voted in accordance with the discretion of the proxies appointed thereby. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. V00418-P90294-P90295